Exhibit 99.2

Hewlett-Packard Company
3000 Hanover Street
Palo Alto, CA 94304 hp.com

News Release Hewlett-Packard Company Announces Transactions to Retire Up to $8.85 Billion of Debt Securities

Editorial contacts Kait Conetta, HP +1 650 258 6471 corpmediarelations@hp.com www.hp.com/go/newsroom	PALO ALTO, Calif., September 30, 2015 — Hewlett-Packard Company (“HP Co.”) today announced it has commenced cash tender offers (collectively, the “Tender Offers”) to purchase outstanding debt securities of HP Co. set forth in the tables below (collectively, the “Notes” and each a “series” of Notes). The complete terms of the Tender Offers are set forth in two separate offers to purchase, one of which sets forth the terms of a tender offer for any and all of the outstanding debt securities set forth in Table I (the “Any and All Tender Offer”), and one of which sets forth the terms of a tender offer for the outstanding debt securities set forth in Table II (the “Waterfall Tender Offer”) up to a combined aggregate principal amount equal to $2,300,000,000 (the “Waterfall Maximum Amount”), subject to certain acceptance priority levels specified in Table II, and related letters of transmittal, each of which are dated today. Consummation of the Tender Offers is subject to a number of conditions, including the completion of the Hewlett Packard Enterprise Financing Transaction (as defined below) and the absence of certain adverse legal and market developments. Subject to applicable law, HP Co. may waive certain of these conditions or extend, terminate or otherwise amend one or more of the Tender Offers. The Tender Offers are not cross-conditioned on each other.

The Tender Offers will expire at 11:59 p.m., New York City time, on October 28, 2015, unless extended (such date and time, as the same may be extended, the “Expiration Time”). Holders of Notes must validly tender and not validly withdraw their Notes on or before 5:00 p.m., New York City time, on October 14, 2015, unless extended (such date and time, as the same may be extended, the “Early Tender Deadline”) to be eligible to receive the applicable Total Consideration (as defined below) for their tendered Notes, which includes the applicable Early Tender Premium (as defined below) set forth in Tables I and II. After such time, the Notes may not be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law. Assuming the Tender Offers are not extended and the conditions to the Tender Offers are satisfied or waived, HP Co. expects that settlement for Notes validly tendered and not validly withdrawn on or before the Early Tender Deadline (the “Initial Settlement Date”) will be on October 16, 2015, and that settlement for Notes validly tendered after the Early Tender Deadline and on or before the Expiration Time will be on October 29, 2015.

Holders of Notes that are validly tendered and not validly withdrawn on or before the Early Tender Deadline and accepted for purchase will receive the applicable “Total Consideration,” which includes an early tender payment of $30 per $1,000 principal amount of the Notes accepted for purchase (the “Early Tender Premium”). Holders of Notes who validly tender their Notes after the Early Tender Deadline and on or before the Expiration Time will only receive the applicable “Tender Consideration” per $1,000 principal amount of Notes tendered by such Holders that are accepted for purchase, which is equal to the applicable Total Consideration minus the Early Tender Premium. Holders whose Notes are accepted for purchase pursuant to the Tender Offers will also receive accrued and unpaid interest on their purchased Notes from the last interest payment date for such Notes to, but excluding, the applicable settlement date.

Any and All Tender Offer

HP Co. is offering to purchase any and all of the Notes listed on Table I. The current aggregate outstanding principal amount of such Notes is $6,550,000,000. The consideration paid for each series of Notes listed in Table I will be based on certain reference benchmarks determined at 2:00 p.m., New York City time, on October 15, 2015, as described in the applicable offer to purchase. Holders of Notes that are validly tendered and not validly withdrawn on or before the Early Tender Deadline and accepted for purchase will receive the Early Tender Premium. Holders whose Notes are accepted for purchase pursuant to the Any and All Tender Offer will also receive accrued and unpaid interest on their purchased Notes from the last interest payment date for such Notes to, but excluding, the applicable settlement date.

Subject to applicable law, the Any and All Tender Offer may be amended, extended, terminated or withdrawn with respect to one or more series of Notes at any time. If the Any and All Tender Offer is terminated with respect to any series of Notes without Notes of such series being accepted for purchase, Notes of such series tendered pursuant to the Any and All Tender Offer will promptly be returned to the tendering holders.

HP Co. presently intends that promptly upon completion of the Hewlett Packard Enterprise Financing Transaction, it will provide notice of redemption of any and all Notes that are not purchased by HP Co. in the Any and All Tender Offer, at the applicable make whole price for such series of Notes, although there can be no assurance that HP Co. will do so.

Waterfall Tender Offer

HP Co. is also offering to purchase up to a combined aggregate principal amount of the Notes listed on Table II equal to the Waterfall Maximum Amount, subject to certain acceptance priority levels specified in Table II. The consideration paid for each series of Notes listed in Table II (other than the Floating Rate Notes due January 2019) will be based on certain reference benchmarks determined at 11:00 a.m., New York City time, on October 15, 2015, as described in the applicable offer to purchase. The consideration paid for each $1,000 principal amount of Floating Rate Notes due January 2019 accepted for purchase in the Waterfall Tender Offer will be the amount set forth in Table II under the heading “Fixed Price.” Holders of Notes that are validly tendered and not validly withdrawn on or before the Early Tender Deadline and accepted for purchase will receive the Early Tender Premium. Holders whose Notes are accepted for purchase pursuant to the Waterfall Tender Offer will also receive accrued and unpaid interest on their purchased Notes from the last interest payment date for such Notes to, but excluding, the applicable settlement date.

The amount of each series of Notes that is purchased pursuant to the Waterfall Tender Offer on any settlement date will be determined in accordance with the acceptance priority levels specified in Table II and on the cover page of the applicable offer to purchase in the column entitled “Acceptance Priority Level” (the “Acceptance Priority Level”), with 1 being the highest Acceptance Priority Level and 8 being the lowest Acceptance Priority Level.

HP Co. reserves the right to increase the Waterfall Maximum Amount or change the Acceptance Priority Level with respect to any series of Notes in the Waterfall Tender Offer. If Holders tender more Notes in the Waterfall Tender Offer than they expect to be accepted for purchase by HP Co. based on a lower Acceptance Priority Level for the Notes being tendered, and HP Co. subsequently accepts more than such Holders expected of such Notes tendered and not validly withdrawn, such Holders will not be able to withdraw any of their previously tendered Notes. Accordingly, Holders should not tender any Notes that they do not wish to be accepted for purchase.

All Notes validly tendered and not validly withdrawn on or before the Early Tender Deadline having a higher Acceptance Priority Level will be accepted before any tendered Notes having a lower Acceptance Priority Level are accepted in the Waterfall Tender Offer, and all Notes validly tendered after the Early Tender Deadline having a higher Acceptance Priority Level will be accepted before any Notes tendered after the Early Tender Deadline having a lower Acceptance Priority Level are accepted in the Waterfall Tender Offer. Notes validly tendered and not validly withdrawn at or prior to the Early Tender Deadline will be accepted for purchase in priority to other Notes tendered after the Early Tender Deadline even if such Notes tendered after the Early Tender Deadline have a higher Acceptance Priority Level than Notes tendered prior to the Early Tender Deadline.

If purchasing all of the tendered Notes of a series of Notes on any settlement date would cause the Waterfall Maximum Amount to be exceeded, the amount of that series of Notes purchased on that settlement date will be prorated based on the aggregate principal amount of that series of Notes tendered in respect of that settlement date such that the Waterfall Maximum Amount will not be exceeded. Furthermore, if the Waterfall Tender Offer is fully subscribed as of the Early Tender Deadline, Holders who validly tender Notes after the Early Tender Deadline will not have any of their Notes accepted for payment regardless of the Acceptance Priority Level of such Notes.

Subject to applicable law, the Waterfall Tender Offer may be amended, extended, terminated or withdrawn with respect to one or more series of Notes at any time. If the Waterfall Tender Offer is terminated with respect to any series of Notes without Notes of such series being accepted for purchase, Notes of such series tendered pursuant to the Waterfall Tender Offer will promptly be returned to the tendering holders. Notes tendered pursuant to the Waterfall Tender Offer and not purchased due to the priority acceptance procedures or due to proration will be returned to the tendering holders promptly following the Expiration Time or, if the Waterfall Tender Offer is fully subscribed as of the Early Tender Deadline, promptly following the Early Tender Deadline.

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Prior to the Initial Settlement Date, Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”), a wholly-owned subsidiary of HP Co. that will be separated from HP Co. by means of a pro rata distribution of 100% of outstanding Hewlett Packard Enterprise shares to HP Co. stockholders, intends to offer and sell debt securities through a private placement (the “Hewlett Packard Enterprise Financing Transaction”). A portion of the net proceeds of the Hewlett Packard Enterprise Financing Transaction will be used to finance the purchase of the Notes validly tendered and accepted for purchase pursuant to the Tender Offers, and to pay all fees and expenses in connection with the Tender Offers.

HP Co.’s obligation to accept for purchase, and to pay for, any Notes validly tendered (and not validly withdrawn) and accepted for purchase pursuant to the Tender Offers is conditioned upon the following having occurred or having been waived by HP Co.: (a) HP Co. receiving a distribution from Hewlett Packard Enterprise of the proceeds from the Hewlett Packard Enterprise Financing Transaction sufficient to purchase all Notes validly tendered (and not validly withdrawn) and accepted for purchase by HP Co. and to pay all fees and expenses in connection with the Tender Offers; and (b) satisfaction of the other conditions described in the applicable offer to purchase.

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This press release is neither an offer to purchase nor a solicitation of an offer to sell securities. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such offer, solicitation, or sale would be unlawful. The Tender Offers are being made solely pursuant to terms and conditions set forth in the applicable offer to purchase and the applicable letter of transmittal.

Goldman, Sachs & Co., Morgan Stanley & Co. LLC and HSBC Securities (USA) Inc. are serving as Dealer Managers for the Tender Offers. Questions regarding the Tender Offers may be directed to Goldman, Sachs & Co. at (800) 828-3182 (toll free) or (212) 357-0422 (collect), to Morgan Stanley & Co. LLC at (800) 624-1808 (toll free) or (212) 761-1057 (collect) or to HSBC Securities

(USA) Inc. at (888) HSBC-4LM (toll free) or (212) 525-5552 (collect). Requests for the offers to purchase or the letters of transmittal or the documents incorporated by reference therein may be directed to Global Bondholder Services Corporation, which is acting as Tender and Information Agent for the Tender Offers, at the following telephone numbers: banks and brokers, (212) 430-3774; all others toll free at (866) 924-2200.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HP Co. may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any statements regarding the Tender Offers, the Hewlett Packard Enterprise Financing Transaction, the intended redemption of certain of HP Co.’s outstanding notes, and the separation of Hewlett Packard Enterprise from HP Co., any statements of expectation or belief and any statements or assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected and other risks that are described in HP Co.’s Annual Report on Form 10-K for the fiscal year ended October 31, 2014 and HP Co.’s other filings with the Securities and Exchange Commission, including HP Co.’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2015. HP Co. assumes no obligation and does not intend to update these forward-looking statements.

Table I — Any and All Tender Offer

Title of Security	CUSIP Number	Principal Amount Outstanding	Early Tender Premium (1)	Reference Security	Bloomberg Reference Page	Fixed Spread	Hypothetical Total Consideration (1) (2) (3)
2.200% Notes due Dec. 2015	428236BE2	$650,000,000	$30	0.250% U.S. Treasury Notes due Nov. 30, 2015	PX3	12 bps	$1,002.52
2.650% Notes due June 2016	428236BL6	$1,000,000,000	$30	0.375% U.S. Treasury Notes due May 31, 2016	PX3	15 bps	$1,014.05
3.000% Notes due Sept. 2016	428236BP7	$1,300,000,000	$30	0.875% U.S. Treasury Notes due Sept. 15, 2016	PX4	35 bps	$1,020.71
3.300% Notes due Dec. 2016	428236BU6	$850,000,000	$30	0.500% U.S. Treasury Notes due Nov. 30, 2016	PX4	37.5 bps	$1,028.39
5.40% Notes due March 2017	428236AM5	$500,000,000	$30	0.500% U.S. Treasury Notes due Feb. 28, 2017	PX4	15 bps	$1,064.99
2.600% Notes due Sept. 2017	428236BW2	$1,500,000,000	$30	1.000% U.S. Treasury Notes due Sept. 15, 2017	PX5	30 bps	$1,031.37
5.50% Notes due March 2018	428236AS2	$750,000,000	$30	0.750% U.S. Treasury Notes due Feb. 28, 2018	PX5	30 bps	$1,102.95

(1)	Per $1,000 principal amount of Notes.
(2)	Includes the Early Tender Premium per $1,000 principal amount of Notes for each series as set forth in this table.
(3)	Hypothetical Total Consideration as of 2:00 p.m., New York City time, on September 29, 2015 and assuming Initial Settlement Date of October 16, 2015.

Table II — Waterfall Tender Offer

					Fixed Spread Notes				Fixed Price Notes
Title of Security	CUSIP Number	Aggregate Principal Amount Outstanding	Acceptance Priority Level	Early Tender Premium (1)	Reference Security	Bloomberg Reference Page	Fixed Spread	Hypothetical Total Consideration (1) (2) (3)	Fixed Price	Total Consideration (1) (2)
2.750% Notes due Jan. 2019	428236BY8	$1,250,000,000	1	$30	1.000% U.S. Treasury Notes due Sept. 15, 2018	PX1	80 bps	$1,031.94	—	—
Floating Rate Notes due Jan. 2019	428236BZ5	$750,000,000	2	$30	—	—	—	—	$980	$1,010.00
3.750% Notes due Dec. 2020	428236BF9	$1,350,000,000	3	$30	1.375% U.S. Treasury Notes due August 31, 2020	PX1	105 bps	$1,064.32	—	—
4.300% Notes due June 2021	428236BM4	$1,250,000,000	4	$30	1.375% U.S. Treasury Notes due August 31, 2020	PX1	140 bps	$1,079.81	—	—
4.375% Notes due Sept. 2021	428236BQ5	$1,000,000,000	5	$30	1.375% U.S. Treasury Notes due August 31, 2020	PX1	150 bps	$1,081.98	—	—
4.650% Notes due Dec. 2021	428236BV4	$1,500,000,000	6	$30	1.375% U.S. Treasury Notes due August 31, 2020	PX1	155 bps	$1,097.38	—	—
4.050% Notes due Sept. 2022	428236BX0	$500,000,000	7	$30	2.000% U.S. Treasury Notes due Aug. 15, 2025	PX1	110 bps	$1,054.55	—	—
6.000% Notes due Sept. 2041	428236BR3	$1,200,000,000	8	$30	3.000% U.S. Treasury Notes due May 15, 2045	PX1	260 bps	$1,073.19	—	—

(1)	Per $1,000 principal amount of Notes.
(2)	Includes the Early Tender Premium per $1,000 principal amount of Notes for each series as set forth in this table.
(3)	Hypothetical Total Consideration as of 2:00 p.m., New York City time, on September 29, 2015 and assuming Initial Settlement Date of October 16, 2015.